UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 2, 2005

HearUSA, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-11655	22-2748248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Northpoint Parkway
West Palm Beach, Florida	33407
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:       (561) 478-8770

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On February 2, 2005, HearUSA, Inc. (the “Company”) will host a conference call relating to January 2005 revenues and discussing certain fiscal year 2004 financial results. A copy of the conference call script is furnished with this Form 8-K as Exhibit 99.1.

The attached script contains forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995, including those concerning the Company’s expectations that 2005 fiscal year revenues will exceed $80 million; that 2005 will be the Company’s first profitable year; that the Company expects to generate almost 60% of its 2005 revenues from contracts with healthcare providers; that the source of the balance of revenue will be traditional private pay patients; that the Company will continually increase the percentage of business derived from the “medical” side of the industry; that Hearx and Hearx West centers with additional staff and increased patient flow could generate at least $1.5 million per annum per center; that Helix and HearUSA centers with additional staff and increased patient flow could generate approximately $600,000 in annual revenue per center; that growth in the membership of contracted healthcare providers will provide the largest percentage growth over the next 12-18 months; that patients will continue to shift from Medicare to Medicare managed care; and that the Company’s combination of centers and audiologists will allow it a unique opportunity to seek additional contracts with Medicare managed care organizations. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Potential risks and uncertainties include such factors as market demand for the Company’s goods and services; changes to the Company’s run rate; success of new and expanded healthcare provider contracts; effects of the Medicare Prescription Drug Improvement and Modernization Act; changes in the pricing environment; general economic conditions in those geographic regions where the Company’s centers are located; the impact of competitive products; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the 2003 fiscal year.

Item 7.01.   Regulation FD Disclosure

On February 2, 2005, the Company issued a press release relating to January 2005 revenues. A copy of the press release is furnished with this Form 8-K as Exhibit 99.2.

The information included in Item 2.02 above is incorporated by reference into this Item 7.01.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearUSA, Inc. (Registrant)
Date: February 2, 2005	By:	/s/ Stephen J. Hansbrough
		Name:	Stephen J. Hansbrough
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1 99.2	February 2, 2005 conference call script. Press release issued February 2, 2005.